SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                      [x]
Filed by a Party other than the Registrant   [ ]
                  Check the appropriate box:


  [x]    Preliminary Proxy Statement         [ ]  Confidential, for use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
  [ ]    Definitive Proxy Statement
  [ ]    Definitive additional materials
  [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                FFTW FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
  [x]    No fee required.
  [ ]    Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
 [ ]     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                             FFTW FUNDS, INC.
                200 Park Avenue, New York, New York 10166

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held on April 23, 1999
                          ---------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following Portfolios of FFTW Funds, Inc. (the "Fund"): Money Market Portfolio, Mortgage LIBOR Portfolio, U.S. Short-Term Portfolio, Stable Return Portfolio, Mortgage Total Return Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Index Portfolio, U.S. Treasury Portfolio, U.S. Corporate Portfolio, Broad Market Portfolio, Worldwide Portfolio, Worldwide-Hedged Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate
Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, and Inflation-Indexed Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, April 23, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated ______________, 1999.

         1.       To elect Directors of the Fund;

         2. To approve revised Advisory Agreements between the Fund on behalf of the U.S Short-Term Portfolio, Worldwide Portfolio and Worldwide-Hedged Portfolio and Fischer Francis Trees & Watts, Inc. (the "Investment Adviser");

         3. To approve revised Sub-Advisory Agreements between the Investment Adviser on behalf of the Worldwide Portfolio and Worldwide-Hedged Portfolio and Fischer Francis Trees & Watts (the "Investment Sub-Adviser");

         4. To eliminate or revise certain fundamental investment restrictions of the Portfolios;

         5. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 12, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                          By order of the Board of Directors,


                                          William E. Vastardis,
                                          Secretary

New York, New York
_____________________, 1999



--------------------------------------------------------------------------
                          YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
--------------------------------------------------------------------------
         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------

                             PROXY STATEMENT

                             FFTW FUNDS, INC.
                200 Park Avenue, New York, New York 10166

                     SPECIAL MEETING OF SHAREHOLDERS
                       To Be Held on April 23, 1999
                          ---------------------

                               INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the Money Market Portfolio, Mortgage LIBOR Portfolio, U.S. Short-Term Portfolio, Stable Return Portfolio, Mortgage Total Return Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Index Portfolio, U.S. Treasury Portfolio, U.S. Corporate Portfolio, Broad Market Portfolio, Worldwide Portfolio, Worldwide-Hedged Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, and Inflation-Indexed Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), each a separate investment Portfolio of the Fund, to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, April 23, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolios in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about ______________, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One, Two, Three and Four, for which the required vote is a percentage of the shares either outstanding or present at the Meeting.

         The Board of Directors has fixed the close of business on March 12, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The numbers of outstanding voting shares of each Portfolio as of _______________, 1999 are indicated in the following table:

------------------------------------------------------------ -------------------
Portfolios                                  Number of Outstanding Voting Shares
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Money Market Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Mortgage LIBOR Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
U.S. Short-Term Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Stable Return Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Mortgage Total Return Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Asset-Backed Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
High-Yield Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Enhanced Index Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
U.S. Treasury Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
U.S. Corporate Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Broad Market Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Worldwide Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Worldwide-Hedged Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
International Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Global Tactical Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
International Opportunities Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
International Corporate Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Emerging Markets Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Global High Yield Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Inflation-Indexed Portfolio
------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Inflation-Indexed Hedged Portfolio
------------------------------------------------------------ -------------------

         Additional information regarding share ownership of the Portfolios is included as Exhibit A.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 200 Park Avenue, New York, New York 10166, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").


Votes Required

         The election of Directors, as set forth in Proposal One, will require a vote of the holders of a majority of the total votes present at the Meeting. Approval of the revised Advisory Agreements, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of each Portfolio voting on an Advisory Agreement. The approval of the revised Sub-Advisory Agreements, as set forth in Proposal Three, requires a majority vote of the outstanding voting securities of each Portfolio voting on a Sub-Advisory Agreement. The elimination or revision of certain fundamental investment restrictions of the Portfolios, as set forth in Proposal Four, will require a majority vote of the outstanding voting securities of each Portfolio voting on elimination or revision of a fundamental investment restriction. For purposes of Proposals Two, Three and Four, a majority of the outstanding voting securities of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio.

                               TABLE OF PROPOSALS

------------------------- ---------------------------------------------- ----------------------------------------------
Proposals                                                                Shareholders Entitled to Vote
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 1                ELECTION OF DIRECTORS                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2                APPROVAL OF REVISED ADVISORY AGREEMENTS        U.S. Short-Term Portfolio,
                                                                         Worldwide Portfolio and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 3                APPROVAL OF REVISED SUB-ADVISORY AGREEMENTS    Worldwide Portfolio and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposals 4A-4K           ELIMINATION OR REVISION OF CERTAIN             All or Certain Portfolios -- See Below
                          FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                          PORTFOLIOS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4A               BORROWING MONEY                                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4B               ISSUING SENIOR SECURITIES                      All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4C               PURCHASING SECURITIES ON MARGIN                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4D               MAKING SHORT SALES OF SECURITIES               All Portfolios except
                                                                         Mortgage LIBOR Portfolio,
                                                                         Mortgage Total Return Portfolio,
                                                                         Asset-Backed Portfolio,
                                                                         High Yield Portfolio,
                                                                         Enhanced Index Portfolio,
                                                                         U.S. Corporate Portfolio,
                                                                         International Opportunities Portfolio,
                                                                         International Corporate Portfolio,
                                                                         Global High Yield Portfolio,
                                                                         Inflation-Indexed Portfolio and
                                                                         Inflation-Indexed Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4E               INVESTING FOR CONTROL                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4F               INVESTING IN ISSUERS IN WHICH FUND             All Portfolios
                          MANAGEMENT INVESTS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4G               INVESTING IN OTHER INVESTMENT COMPANIES        All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4H               INVESTING IN UNSEASONED ISSUERS                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4I               DIVERSIFICATION                                U.S. Short-Term Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4J               REPURCHASE AGREEMENTS                          U.S. Short-Term Portfolio,
                                                                         Worldwide Portfolio and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 4K               PURCHASING OR SELLING OF COMMODITIES           Worldwide Portfolio and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------


                              THE PROPOSALS


                    PROPOSAL 1 : ELECTION OF DIRECTORS

                              ALL PORTFOLIOS


         At the Meeting, two Directors will be elected, each to serve until he resigns, dies or is removed and until his successor is duly elected and qualified. The nominees are Stephen P. Casper and Saul H. Hymans who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

         Each of the nominees has consented to serve as a Director. Stephen P. Casper is currently a Director of the Fund. Saul H. Hymans has not been a Director of the Fund, although he has been a non-voting advisory director of the Fund since March __, 1999. The nominees are not related to one another. The Board of Directors knows of no reason why either of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth as follows:


------------------------------------------------------------ ---------------------------------------------------------
                                                             Principal Occupations During the Past Five Years and
Nominees (Age) *                                             Other Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper                                            Treasurer
                                                             and  Managing
                                                             Director of the
                                                             Fund; Shareholder
                                                             and Managing
                                                             Director of the
                                                             Investment Adviser
                                                             (1991-present);
                                                             Chief Financial
                                                             Officer of the
                                                             Investment Adviser
                                                             (1990-present);
                                                             Treasurer of
                                                             Rockefeller &
                                                             Company(1984-1990).

------------------------------------------------------------ -------------------
------------------------------------------------------------ -------------------
Saul H. Hymans
------------------------------------------------------------ -------------------

* As of ______________, 19__, the nominees beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

         The following table provides information concerning each of the current Directors and officers of the Fund:


------------------------------------------------------------ ---------------------------------------------------------
                                                             Positions with the Fund, Principal Occupations During
                                                             the Past Five Years and Other
Names (Age) *                                                Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
John C. Head, III                                            Director of the Fund; Managing Member of Head & Company
                                                             L.L.C. (1987-present); Chairman of the Board of ESG Re
                                                             Limited; Director of PartnerRe Ltd., Kiln Capital plc
                                                             and other private companies.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lawrence B. Krause                                           Director of the Fund; Professor of International
                                                             Relations and Pacific Studies at the University of
                                                             California at San Diego (1987-present); Member of the
                                                             Editorial Advisory Board of the Political Science
                                                             Quarterly; Member of the Council on Foreign Relations;
                                                             Vice-Chairman of the U.S. National Committee for
                                                             Pacific Economic Cooperation; Senior Fellow of the
                                                             Brookings Institution (1969-1986).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Onder John Olcay**
                                                             Chairman   of   the
                                                             Board of  Directors
                                                             of the Fund (insert
                                                             year);  Shareholder
                                                             and        Managing
                                                             Director   of   the
                                                             Investment  Adviser
                                                             (1992-present).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper                                            See Nominee table.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Carla E. Dearing                                             Assistant Treasurer of the Fund; President and Director
                                                             of Investors Capital Services (1992-present); Vice
                                                             President of Morgan Stanley & Co. (1984-1986,
                                                             1988-1992).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
William E. Vastardis                                         Secretary and Treasurer of the Fund; Managing Director
                                                             and Head of Fund Administration for Investors Capital
                                                             Services (1992-present); Vice President and Head of
                                                             Fund Administration for the Vanguard Group, Inc.'s
                                                             private label administration unit (1985-1992) and fund
                                                             accounting operations (1979-1985).

------------------------------------------------------------ ---------------------------------------------------------

* As of ______________, 19__, the Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

** "Interested person," as defined in the Investment Company Act of 1940.


         The Fund's Board, which is currently composed of one interested and three non-interested Directors, met ____ times during the fiscal year ended December 31, 1998. It is expected that the Directors will meet at least ____ times a year at regularly scheduled meetings. Each Director attended at least ___% of the aggregate number of Board meetings and meetings of committees on which he or she served during the twelve months ended _________, 19__.

Compensation of Directors

         No employee of the Investment Adviser nor the Administrator receives compensation from the Fund for acting as an officer or director of the Fund. For the fiscal year ended December 31, 1998, the Fund paid each Director who was not a director, officer or employee of the Investment Adviser or the Administrator or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors received an annual retainer of $20,000 which was paid in quarterly installments. At the February 17, 1999 Board of Directors Meeting, the Board approved an increase in compensation of each of the Directors to a flat annual fee of $35,000 with no per meeting attendance fee. In addition, in the event that any Director does not serve as a member of the Board for an entire year, such Director's annual fee payment shall be pro-rated.

         For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Fund:


----------------------------- --------------------- --------------------- --------------------- ---------------------
                                                    Pension or                                  Total Compensation
                                                    Retirement Benefits                         From Registrant and
                                                    Accrued As Part of    Estimated Annual      Fund Complex Paid
                              Aggregate             Fund Expenses         Benefits Upon         to Directors
                              Compensation From                           Retirement
Name of Director              Registrant
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
Stephen P. Casper                      $                     $                     $                     $
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
John C. Head III                       $                     $                     $                     $
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
Lawrence B. Krause                     $                     $                     $                     $
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
Onder John Olcay                       $                     $                     $                     $
----------------------------- --------------------- --------------------- --------------------- ---------------------

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.

           PROPOSAL 2: APPROVAL OF REVISED ADVISORY AGREEMENTS

   U.S. SHORT-TERM PORTFOLIO, WORLDWIDE PORTFOLIO AND WORLDWIDE-HEDGED
                                PORTFOLIO


Conform to Standard Advisory Agreement

         Currently there is one Advisory Agreement, dated August 31, 1991, that applies to the U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio. The Investment Adviser is Fischer Francis Trees & Watts, Inc. The current Advisory Agreement for the U.S. Short-Term Portfolio was last approved by a majority of its shareholders on April 3, 1991. The current Advisory Agreements for the Worldwide Portfolio and Worldwide-Hedged Portfolio were last approved by a majority of their respective shareholders on December 31, 1992. Subject to shareholder approval, the Fund intends to have a separate Advisory Agreement for each of the three Portfolios. Having a separate Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise any of the Advisory Agreements, should it need to do so in the future. Each Advisory Agreement will conform to the standard advisory agreements utilized by each of the other Portfolios in the Fund. Except as outlined below under "Remove the Expense Cap," there are no material changes between the current Advisory Agreement and the standard advisory agreement utilized by each of the other Portfolios in the Fund. A copy of the three proposed Advisory Agreements are included as Exhibits B, C, and D.

         Pursuant to the three proposed Advisory Agreements between the Investment Adviser and the Fund on behalf of each of the three Portfolios, respectively, the Investment Adviser shall manage the investment operations of each Portfolio and the composition of each Portfolio, including the purchase, retention and disposition of each Portfolio's assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.

         Organized in 1972, the Investment Adviser is a registered investment adviser and is a New York corporation currently managing over $29 billion in assets for numerous fixed income portfolios. The Investment Adviser currently advises over 90 major institutional clients including banks, central banks, pension funds and other institutional clients. The Investment Adviser, whose address is 200 Park Avenue, New York, New York 10166, is directly wholly-owned by Charter Atlantic Corporation. Additional information regarding the principal executive officer and directors of the Investment Adviser is included as Exhibit E.

         Information regarding comparable funds advised by the Investment Adviser is included as Exhibit F.

Remove the Expense Cap

         Currently the Advisory Agreement imposes a mandatory obligation on the Fund to cap the total annual operating expenses of the U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio. The Advisory Agreement currently states:

                  If the aggregate annual operating expenses, including the Advisor's fee, of [U.S.] Short-Term exceed 0.40% of [U.S.] Short-Term's average daily net asset value, then the Advisor shall reimburse [U.S.] Short-Term for any such excess. If the aggregate annual operating expenses, including the Advisor's fee, of either Worldwide or Worldwide-Hedged exceed 0.60% of either Series' average daily net asset value, then the Advisor shall reimburse such Series for any such excess.

         Subject to shareholder approval, the Fund intends to eliminate this entire provision. However, the Investment Adviser intends to maintain a voluntary obligation to cap the total annual operating expenses of the three Portfolios for an indefinite period. This a voluntary fee waiver, and although the Investment Adviser has no current intention to terminate the expense cap, it may be terminated or increased at any time by the Investment Adviser. Absent the expense cap, the current total operating expenses for the three Portfolios would not exceed the cap; therefore, no fees would be waived by the Investment Adviser. However, should the total assets of any of the three Portfolios decline in the future, shareholders of the effected Portfolio(s) may pay higher fees if the Investment Adviser does not continue to maintain the voluntary waiver.

         As shown in the two charts below, the advisory fees paid to the Investment Adviser and the total operating expenses for each of the three Portfolios for the fiscal year ended December 31, 1998 would have been the same if the total operating expense caps had not been in effect.

      Current Investment Advisory Fees and Total Operating Expenses

------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
                                                                                             Total           Total
                                             Advisory Fee   Advisory Fee                   Operating       Operating
                                               Paid for     Rate Paid for     Total      Expenses Paid   Expenses Rate
                                            the Year Ended    the Year      Operating    for the Year     Paid for the
                                Advisory       12/31/98         Ended       Expenses    Ended 12/31/981    Year Ended
Portfolios                      Fee Rate                      12/31/98        Rate1                        12/31/981
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
U.S. Short-Term Portfolio        0.15%2           $             ____%        0.25%3            $             ____%
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
Worldwide Portfolio               0.40%           $             ____%         0.60%            $             ____%
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
Worldwide-Hedged Portfolio        0.25%           $             ____%         0.60%            $             ____%
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------

1 Includes investment advisory fees.
2 The Investment Adviser voluntarily lowered the annual advisory fee to 0.15% from 0.30%. 3 The Investment Adviser voluntarily lowered the annual total operating expenses to 0.25% from 0.40%.

    Hypothetical Investment Advisory Fees and Total Operating Expenses (assuming the total operating expense caps had not been in effect)

------------------------------ --------------- -------------- --------------- ----------------
                                                                  Total            Total
                                Advisory Fee   Advisory Fee     Operating        Operating
                                  Paid for     Rate Paid for  Expenses Paid    Expenses Rate
                               the Year Ended    the Year      for the Year    Paid for the
                                  12/31/98         Ended          Ended         Year Ended
Portfolios                                       12/31/98       12/31/981        12/31/981
------------------------------ --------------- -------------- --------------- ----------------
------------------------------ --------------- -------------- --------------- ----------------
U.S. Short-Term Portfolio            $             ____%            $              ____%
------------------------------ --------------- -------------- --------------- ----------------
------------------------------ --------------- -------------- --------------- ----------------
Worldwide Portfolio                  $             ____%            $              ____%
------------------------------ --------------- -------------- --------------- ----------------
------------------------------ --------------- -------------- --------------- ----------------
Worldwide-Hedged Portfolio           $             ____%            $              ____%
------------------------------ --------------- -------------- --------------- ----------------

1 Includes investment advisory fees.


Board Consideration

         At a meeting held on February 17, 1999, the Board of Directors, including the Directors who are not interested parties to the Advisory
Agreements  or  interested  parties of such  parties,  considered  the  Advisory
Agreements in connection with the proposed revisions as outlined above and determined that it would be in the best interests of the three Portfolios to approve the proposed Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Advisory Agreements for the three Portfolios and found no material changes between the agreements, except with respect to the expense cap. The Directors also examined the fees and expenses of the three Portfolios and the fees paid to the Investment Adviser, noting in particular that the fees to be paid to the Investment Adviser under the proposed Advisory Agreements would not represent an increase from the current fee arrangements.

         If approved by a majority vote of the outstanding shares of each Portfolio voting on a Advisory Agreement, the Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of one or more of the Portfolios voting on a Advisory Agreement should fail to approve the Advisory Agreement for any of the three Portfolios, the proposed Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Advisory Agreement, dated [August 31, 1991], shall remain in effect with respect to that Portfolio.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 2.

         PROPOSAL 3: APPROVAL OF REVISED SUB-ADVISORY AGREEMENTS

            WORLDWIDE PORTFOLIO AND WORLDWIDE-HEDGED PORTFOLIO


         Currently there is one Sub-Advisory Agreement, dated August 31, 1991, that applies to the Worldwide Portfolio and Worldwide-Hedged Portfolio. The Investment Sub-Adviser is Fischer Francis Trees & Watts. The current Sub-Advisory Agreements for the Worldwide Portfolio and Worldwide-Hedged Portfolio were last approved by a majority of their respective shareholders on December 31, 1992. Subject to shareholder approval, the Fund intends to have a separate Sub-Advisory Agreement for each of the Portfolios. Having a separate Sub-Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise any of the Sub-Advisory Agreements, should it need to do so in the future. Each Sub-Advisory Agreement will conform to the standard sub-advisory agreements utilized by each of the other Portfolios in the Fund. There are no material changes between the current Sub-Advisory Agreement and the standard sub-advisory agreement utilized by each of the other Portfolios in the Fund. A copy of the two proposed Sub-Advisory Agreements are included as Exhibits G and H.

         Pursuant to the two proposed Sub-Advisory Agreements between the Investment Sub-Adviser and the Investment Adviser on behalf of both of the Portfolios, respectively, the Investment Sub-Adviser shall coordinate with the Investment Adviser in managing the investment of each of the Portfolio's foreign assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.

         The Investment Sub-Adviser, whose address is 3 Royal Court, The Royal Exchange, London EC 3V 3RA, is a corporate partnership organized under the laws of the United Kingdom, an affiliate of the Investment Adviser, and the foreign sub-adviser to the Worldwide Portfolio, Worldwide-Hedged Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International
Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio and Inflation-Indexed Hedged Portfolio. Organized in 1989, the Investment Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $6 billion in multi-currency fixed income portfolios for institutional clients. The Investment Sub-Adviser is directly or indirectly wholly-owned by Charter Atlantic Corporation. Additional information regarding the principal executive officer and directors of the Investment Sub-Adviser is included as Exhibit I.

         Information regarding comparable funds advised by the Investment Sub-Adviser is included as Exhibit J.

         As shown below, the annual rates of sub-advisory fees to be paid to the Investment Sub-Adviser under the proposed Sub-Advisory Agreements are equal to the annual rates of investment sub-advisory fees which are currently in effect for each of the Portfolios. The Investment Adviser pays the Investment Sub-Adviser its advisory fee on a monthly basis from the Investment Adviser's advisory fee. The Investment Sub-Adviser's advisory fee is equal to the Investment Adviser's advisory fee for each of the Portfolios.

                Current and Proposed Investment Sub-Advisory Fees

------------------------------------ ----------------- ------------------ -------------------- ----------------------
                                                                           Sub-Advisory Fee      Sub-Advisory Fee
                                         Current           Proposed        Paid for the Year     Rate Paid for the
                                       Sub-Advisory      Sub-Advisory       Ended 12/31/98      Year Ended 12/31/98
Portfolios                               Fee Rate          Fee Rate
------------------------------------ ----------------- ------------------ -------------------- ----------------------
------------------------------------ ----------------- ------------------ -------------------- ----------------------
Worldwide Portfolio                       0.40%              0.40%                 $                   ____%
------------------------------------ ----------------- ------------------ -------------------- ----------------------
------------------------------------ ----------------- ------------------ -------------------- ----------------------
Worldwide-Hedged Portfolio                0.25%              0.25%                 $                   ____%
------------------------------------ ----------------- ------------------ -------------------- ----------------------


Board Consideration

         At a meeting held on February 17, 1999, the Board of Directors, including the Directors who are not interested parties to the Sub-Advisory
Agreements or interested parties of such parties, considered the Sub-Advisory Agreements in connection with the proposed revision as outlined above and determined that it would be in the best interests of the two Portfolios to approve the proposed Sub-Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Sub-Advisory Agreements for the two Portfolios and found no material changes between the agreements. The Directors also examined the fees and expenses of the three Portfolios and the fees paid to the Investment Sub-Adviser, noting in particular that the fees to be paid to the Investment Sub-Adviser under the proposed Advisory Agreements would not represent an increase from the current fee arrangements.

         If approved by a majority vote of the outstanding shares of each Portfolio voting on a Sub-Advisory Agreement, the Sub-Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Sub-Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of one or more of the Portfolios voting on a Sub-Advisory Agreement should fail to approve the Sub-Advisory Agreement for either of the two Portfolios, the proposed Sub-Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Sub-Advisory Agreement, dated August 31, 1991, shall remain in effect with respect to that Portfolio.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 3.

 PROPOSALS 4A THROUGH 4K: ELIMINATION OR REVISION OF CERTAIN FUNDAMENTAL
                INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

                              ALL PORTFOLIOS
 (Certain changes are proposed for all Portfolios, but some changes apply only to certain Portfolios as indicated below)


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Portfolios has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Portfolios' prospectus or statement of additional information, and which may be changed only with shareholder approval.

         The purposes of this proposal are to eliminate the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to provide the maximum permitted flexibility in other restrictions that do require shareholder approval. Some of the Portfolios' fundamental restrictions that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded state regulatory requirements and no longer serve any useful purpose. Other fundamental restrictions are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

         If the proposed changes are approved by the shareholders of the respective Portfolios at the Meeting, the Portfolios' prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

         The text and a summary description of each proposed change to the Portfolios' fundamental restrictions are set forth below.

Proposal 4A: Borrowing Money

         Portfolios to which this change applies: All Portfolios.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are restricted from borrowing money for the purpose of leveraging the Portfolio's investments. The proposed restriction would permit each Portfolio to engage in borrowing in a manner and to the full extent permitted under the 1940 Act. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Portfolio would be permitted to borrow up to an amount equal to 50% of its net assets under the proposed borrowing restriction. Additionally, under the proposed restriction, each Portfolio would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized a Portfolio to borrow for leverage, such borrowings would increase the Portfolio's volatility and the risk of loss in a declining market.

         Current Text
         Portfolios may not borrow money, except by engaging in reverse repurchase agreements (reverse repurchase agreements and dollar roll transactions that are covered pursuant to SEC regulations or staff positions, will not be considered borrowing) or dollar roll transactions or from a bank as a temporary measure for the reasons enumerated in "INVESTMENT RESTRICTIONS" provided that a Portfolio will not borrow, more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., a Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding).

         Proposed Text
         Portfolios may not borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities of transactions are not considered borrowings.

Proposal 4B: Issuing Senior Securities

         Portfolios to which this change applies: All Portfolios.

         Under the 1940 Act and the Portfolios' fundamental restriction stated below, the Portfolios are restricted from issuing senior securities. In order to provide maximum flexibility to the operations of the Portfolios while ensuring that the Portfolios' restrictions with respect to issuing senior securities continue to comply with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Portfolios may not issue senior securities, except to the extent permitted under the 1940 Act.

         Current Text
         Portfolios may not issue senior securities (other than as specified in clause a [borrowing money]).

         Proposed Text
         Portfolios may not issue senior securities, except to the extent permitted under the 1940 Act.

Proposal 4C: Purchasing Securities on Margin

         Portfolios to which this change applies: All Portfolios.

         Each Portfolio is currently prohibited from purchasing securities on margin, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be eliminated. If elimination of this restriction is approved by shareholders, each Portfolio's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited under the 1940 Act because they create senior securities (See Proposal 4B). Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Portfolio's ability to engage in margin transactions is also limited by its borrowing restrictions, which permit a Portfolio to borrow money only as permitted by applicable law (See Proposal
4A).

         Current Text
         Portfolios may not purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

Proposal 4D: Making Short Sales of Securities

         Portfolios to which this change applies: All Portfolios except Mortgage LIBOR Portfolio, Mortgage Total Return Portfolio, Asset-Backed Portfolio, High Yield Portfolio, Enhanced Index Portfolio, U.S. Corporate Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio and Inflation-Indexed Hedged Portfolio.

         Each Portfolio is currently prohibited from making short sales of securities, except that this restriction does not limit transactions in options, futures, options on futures or forward currency contracts. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be eliminated. If elimination of this restriction is approved by shareholders, each Portfolio's potential ability to make short sales of securities would be generally limited by requirements under the 1940 Act, which requires, among other things, that a segregated account of liquid assets be maintained to "cover" the portfolio's exposure under short sales.

         Current text
         Portfolios may not make short sales of securities (does not include options, futures, options on futures or forward currency contracts).

Proposal 4E: Investing for Control

         Portfolios to which this change applies: All Portfolios.

         Under  the  Portfolios'   fundamental  restriction  stated  below,  the
Portfolios are prohibited from investing in companies for the purpose of exercising control or management. Although the Portfolios do not now, or in the immediate future, intend to invest in companies for the purpose of exercising control or management, the Portfolios are not required to make this a fundamental restriction under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. Therefore, it is proposed that this fundamental restriction be eliminated.

         Current Text
         Portfolios may not invest in companies for the purpose of exercising control or management.

Proposal 4F: Investing in Issuers in which Fund Management Invests

         Portfolios to which this change applies: All Portfolios.

         The Portfolios' fundamental restriction stated below was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. In addition, transactions between each Portfolio and an affiliated person of the Portfolio are regulated under the 1940 Act. Therefore, it is proposed that this fundamental restriction be eliminated.

         Current Text
         Each Portfolio is prohibited from purchasing or retaining securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer.

Proposal 4G: Investing in Other Investment Companies

         Portfolios to which this change applies: All Portfolios.

         The fundamental restriction stated below prohibits the Portfolios from investing in other investment companies. Although the Portfolios do not now, or in the immediate future, intend to invest in other investment companies, the Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be eliminated. In addition, the 1940 Act limits a Portfolio's ability to invest in other investment companies.

         Current text
         Each Portfolio is prohibited from the investment in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Proposal 4H: Investing in Unseasoned Issuers

         Portfolios to which this change applies: All Portfolios.

         Under  the  Portfolios'   fundamental  restriction  stated  below,  the
Portfolios are prohibited from investing in issuers with short operational histories. This fundamental restriction is not required under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. In addition, under the 1940 Act, each Portfolio is currently prohibited from investing more than 15% of its net assets in illiquid securities, which includes securities of unseasoned issuers for which there is no available market. Therefore, it is proposed that this fundamental restriction be eliminated.

         Current text
         Each Portfolio is prohibited from the investment of more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

Proposal 4I: Diversification

         Portfolios  to  which  this  change  applies:   U.S.   Short-Term
Portfolio.

         Under the U.S. Short-Term Portfolio's diversification restriction stated below, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. This restriction applies to 100% of the
Portfolio's total assets, which is more restrictive than what is currently permitted under the 1940 Act. It is proposed that this fundamental restriction be eliminated in order to permit the Portfolio to invest in issuers to the full extent permitted under the 1940 Act. The Portfolio is classified as "diversified" under the 1940 Act. Under the 1940 Act, a "diversified" Portfolio may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except for U.S. Government securities. As a result, the elimination of this restriction would allow the Portfolio to have less restrictive diversification requirements. Since the Portfolio is "diversified," it is already subject to the diversification requirements of the 1940 Act.

         Current Text
         The Portfolio may not invest more than 5% of its total assets in the securities of any issuer (other than U.S. Government Securities and repurchase agreements).

Proposal 4J: Repurchase Agreements

         Portfolios  to  which  this  change  applies:   U.S.   Short-Term
Portfolio, Worldwide Portfolio and Worldwide-Hedged Portfolio.

         Under the following fundamental restriction, each Portfolio is prohibited from holding more than 25% of its total assets in repurchase agreements. This provision initially may have been included to limit the Portfolios' investments in a particular industry. Under the 1940 Act, an investment company is prohibited from investing more than 25% of its total assets in a particular industry, unless the investment company has a fundamental policy of concentrating in that industry. To the extent that repurchase agreements held by the Portfolio are issued by banks, the 1940 Act would restrict investments in this industry to 25% of the Portfolio's total assets. Since the 1940 Act covers the current restriction and does not require that it be included as a fundamental restriction, it is proposed that this fundamental restriction be eliminated.

         Current Text
         The Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.

Proposal 4K: Purchasing or Selling of Commodities

         Portfolios to which this change applies: Worldwide Portfolio and Worldwide-Hedged Portfolio.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are restricted from purchasing or selling commodities or commodity contracts, but are permitted to purchase and sell futures and options contracts traded on CFTC-regulated exchanges. The proposed restriction would permit each Portfolio to purchase and sell futures and options contracts to the full extent permitted under the 1940 Act. Under the proposed restriction, each Portfolio would be prohibited from purchasing physical commodities or contracts relating to physical commodities, but would no longer be limited to exchange-traded futures and options.

         Current Text
         Each Portfolio may not purchase or sell commodities or commodity contracts, except that each Portfolio may utilize up to 5% of its total assets as margin and premiums to purchase and sell futures and options contracts on CFTC-regulated exchanges.

         Proposed Text
         Each Portfolio may not purchase or sell commodities or commodity contracts, except to the extent permitted under the 1940 Act.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSALS 4A THROUGH 4K.

Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund is not required to hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.


INFORMATION ABOUT THE FUND

The Independent Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, is the independent auditor for the Fund. Ernst & Young also provides accounting services to the Investment Adviser.

The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment management advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolios. The Investment Manager is directly wholly-owned by Charter Atlantic Corporation.

The Investment Sub-Adviser. Fischer Francis Trees & Watts is the Investment Sub-Adviser to the Worldwide Portfolio, Worldwide-Hedged Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International
Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio and Inflation-Indexed Hedged Portfolio. Their offices are located at 3 Royal Court, The Royal Exchange, London EC 3V 3RA. Pursuant to an investment management sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Portfolios. The Investment Sub-Adviser is an affiliate of the Investment Adviser. The Investment Sub-Adviser is directly or indirectly wholly-owned by Charter Atlantic Corporation.

The Administrator. The administrator of the Fund is Investors Capital Services, Inc. with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to an administration agreement, Investors Capital assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than the investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.

                                                            By     order
of the Board of Directors,


                                                            William E. Vastardis
                                                            Secretary

New York, New York
______________, 1999

                                TABLE OF EXHIBITS

------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
B                                                            Proposed Advisory Agreement for the U.S. Short-Term
                                    Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
C                                                            Proposed Advisory Agreement for the Worldwide Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
D                                                            Proposed Advisory Agreement for the Worldwide-Hedged
                                    Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
E                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Adviser
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
F                                                            Information Regarding Comparable Funds Advised by the
                               Investment Adviser
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
G                                                            Proposed Sub-Advisory Agreement for the Worldwide
                                    Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
H                                                            Proposed Sub-Advisory Agreement for the
                                                             Worldwide-Hedged Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
I                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Sub-Adviser
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J                                                            Information Regarding Comparable Funds Advised by the
                                                             Investment Sub-Adviser
------------------------------------------------------------ ---------------------------------------------------------



                                FFTW FUNDS, INC.

    Money Market Portfolio                Worldwide Portfolio
    Mortgage LIBOR Portfolio              Worldwide-Hedged Portfolio
    U.S. Short-Term Portfolio             International Portfolio
    Stable Return Portfolio               Global Tactical Portfolio
    Mortgage Total Return Portfolio       International Opportunities Portfolio
    Asset-Backed Portfolio                International Corporate Portfolio
    High-Yield Portfolio                  Emerging Markets Portfolio
    Enhanced Index Portfolio              Global High Yield Portfolio
    U.S. Treasury Portfolio               Inflation-Indexed Portfolio
    U.S. Corporate Portfolio              Inflation-Indexed Hedged Portfolio
    Broad Market Portfolio


             SPECIAL MEETING OF SHAREHOLDERS, APRIL 23, 1999
                          PLEASE VOTE PROMPTLY

       This Proxy is Solicited on behalf of the Board of Trustees

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, April 23, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

Please mark boxes | or x in blue or black ink.



1.       Election of Directors.  (All Portfolios)
                           [ ]  FOR THE NOMINEES                    [ ]  WITHHOLD AUTHORITY
                           (except as marked to the contrary below)    (to vote for all nominees listed below)
                           Stephen P. Casper and Saul H. Hymans
         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line     provided
below.)
         ------------------------------------------------------------------------------------------------

2.       Approval of Revised Advisory Agreement between FFTW Funds, Inc. and Fischer Francis Trees & Watts, Inc.  (U.S. Short-Term
Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio only)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
3.       Approval of Revised Sub-Advisory Agreement between Fischer Francis Trees & Watts, Inc. and Fischer Francis Trees  &  Watts.
(Worldwide Portfolio and Worldwide-Hedged Portfolio only)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4A.                        Approval of revision of the  fundamental  restriction
                           on  borrowing  money.  (All  Portfolios)  FOR  [ ]
                           AGAINST [ ] ABSTAIN [ ]
4B.      Approval of revision of the fundamental restriction on issuing senior securities.  (All Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4C.      Approval of elimination of the fundamental restriction on purchasing securities on margin.  (All Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4D.      Approval of elimination of the fundamental restriction on making short sales of securities.  (All Portfolios except
Mortgage LIBOR Portfolio, Mortgage Total Return Portfolio, Asset-Backed Portfolio, High Yield Portfolio, Enhanced  Index  Portfolio,
U.S. Corporate Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Global High Yield Portfolio,
Inflation-Indexed Portfolio and Inflation-Indexed Hedged Portfolio)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4E.      Approval of elimination of the fundamental restriction of investing for control.  (All Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4F.      Approval of elimination of the fundamental restriction of investing in issuers in which fund management invests.  (All
Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4G.      Approval of elimination of the fundamental restriction of investing in other investment companies.  (All Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4H.      Approval of elimination of the fundamental restriction of investing in unseasoned issuers.  (All Portfolios)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4I.      Approval of elimination of the fundamental restriction on diversification.  (U.S. Short-Term Portfolio only)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4J.      Approval of elimination of the fundamental restriction on repurchase agreements.  (U.S. Short-Term Portfolio, Worldwide
Portfolio, and Worldwide-Hedged Portfolio only)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]
4K.      Approval of revision of the fundamental restriction on the purchasing or selling of commodities.  (Worldwide Portfolio and Worldwide-Hedged Portfolio only)
                           FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]



This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Directors in Proposal 1 and FOR Proposals 2, 3, and 4A through 4K.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.

Dated ______________________________       _____________________________________
                                           Signature and Title (if applicable)


                                           -------------------------------------
                                           Signature and Title (if applicable)